Subsequent Events	6 Months Ended
Jun. 30, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 17: SUBSEQUENT EVENTS
On August 8, 2017, Navios Acquisition redeemed, through the holder's put option, 50,000 shares of puttable common stock and paid cash of $500 to the holder upon redemption.
On August 9, 2017, the Board of Directors declared a quarterly cash dividend in respect of the second quarter of 2017 of $0.05 per share of common stock payable on September 14, 2017 to stockholders of record as of September 7, 2017. The declaration and payment of any further dividends remain subject to the discretion of the Board of Directors and will depend on, among other things, Navios Acquisition's cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board of Directors may deem advisable.